UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-12

                              Teche Holding Company
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:



[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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

                       [TECHE HOLDING COMPANY LETTERHEAD]










December 28, 2005

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Teche Holding Company, I cordially invite you to attend the Annual Meeting of Stockholders (the "Meeting") to be held at the office of Teche Federal Bank at 1120 Jefferson Terrace, New Iberia, Louisiana on January 25, 2006, at 10:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Dixon Hughes PLLC, certified public accountants, will be present to respond to any questions stockholders may have.

     The matters to be considered by stockholders at the Meeting are described in the accompanying Notice of Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE- PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting.

                                Sincerely,


                                /s/Patrick O. Little

                                Patrick O. Little
                                Chairman, President and Chief Executive Officer Teche Holding Company

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                              TECHE HOLDING COMPANY
                        1120 JEFFERSON TERRACE BOULEVARD
                           NEW IBERIA, LOUISIANA 70560
                                 (337) 560-7151
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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 25, 2006
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     NOTICE IS  HEREBY  GIVEN  that the  Annual  Meeting  of  Stockholders  (the
"Meeting") of Teche Holding Company (the "Company") will be held at the office of Teche Federal Bank at 1120 Jefferson Terrace, New Iberia, Louisiana on January 25, 2006, at 10:30 a.m. A proxy card and a proxy statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon the following matters:

1.   The election of three directors of the Company; and

2. The ratification of the appointment of Dixon Hughes PLLC as independent auditors of the Company for the fiscal year ending September 30, 2006.

     The transaction of such other matters as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on December 13, 2005 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/W. Ross Little, Jr.

                                       W. Ross Little, Jr.
                                       Secretary
New Iberia, Louisiana
December 28, 2005

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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

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                                 PROXY STATEMENT
                                       OF
                              TECHE HOLDING COMPANY
                        1120 JEFFERSON TERRACE BOULEVARD
                           NEW IBERIA, LOUISIANA 70560
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                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 25, 2006
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                                     GENERAL
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     This Proxy  Statement is furnished in connection  with the  solicitation of proxies by the Board of Directors of Teche Holding Company (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the office of Teche Federal Bank at 1120 Jefferson Terrace, New Iberia, Louisiana on January 25, 2006, at 10:30 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 28, 2005. The Company is the parent company of Teche Federal Bank (the "Bank").

     At the Meeting, stockholders will consider and vote upon (i) the election of three directors and (ii) the ratification of the appointment of Dixon Hughes PLLC as independent auditor of the Company for the fiscal year ending September 30, 2006. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

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                             REVOCABILITY OF PROXIES
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     Stockholders  who  execute  proxies  retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" election of the nominees for directors set forth below and "FOR" ratification of the appointment of the independent auditor. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Stockholders of record as of the close of business on December 13, 2005 (the "Voting Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Voting Record Date, the Company had 2,284,003 shares of Common Stock issued and outstanding.

     The Articles of Incorporation of the Company (the "Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the Company or any subsidiary.

     The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

     As to the ratification of the appointment of the independent auditor, a stockholder may, by checking the appropriate box: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on the item. Unless otherwise required by law, ratification of the independent auditor and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934. The following table sets forth, as of the Voting Record Date, persons or groups who own more than 5% of the Common Stock, the ownership of all executive officers and directors of the Company as a group and unallocated shares owned by the Bank's Employee Stock Ownership Plan ("ESOP"). Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Voting Record Date.

                                                                                                  Percent of Shares
                                                                     Amount and Nature of          of Common Stock
Name and Address of Beneficial Owner                                 Beneficial Ownership            Outstanding
------------------------------------                                 --------------------            -----------

Teche Federal Bank                                                      14,151(1)                       0.62%
Employee Stock Ownership Plan
1120 Jefferson Terrace, New Iberia, Louisiana 70560

Patrick O. Little                                                      197,972(2)                       8.62%
1120 Jefferson Terrace, New Iberia, Louisiana 70560

First Manhattan Company                                                165,900(3)                       7.27%
437 Madison Avenue, New York, New York 10022

Jeffery L. Gendell                                                     201,418(4)                       8.82%
237 Park Avenue, New York, New York 10017

All Directors and Executive Officers as a                              570,961(5)(6)                   23.94%
  Group (11 persons)

---------------------
(1) The ESOP purchased such shares for the exclusive benefit of participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of Scott T. Sutton, W. Ross Little, Jr. and J.L. Chauvin to serve as the ESOP administrative committee ("ESOP Committee") and Directors Biggs, Friedman and Olivier to serve as the ESOP trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date, an additional 230,826 shares had been allocated under the ESOP to participant accounts and are excluded from the total shown above.
(2) Includes 14,096 shares that may be acquired pursuant to the exercise of options. Includes 14,743 shares owned by Mr. Little's wife and 23,260 shares held in trust for Mr. Little's minor children, which Mr. Little may be deemed to beneficially own. Includes 21,626 shares of Common Stock allocated to Mr. Little under the ESOP.
(3) Number of shares is based upon an amended Schedule 13G dated February 9, 2005.
(4) Number of shares is based upon an amended Schedule 13D dated February 5, 2003.
(5) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 100,963 shares of Common Stock that may be acquired pursuant to the exercise of options.
(6) Includes 14,151 unallocated shares of Common Stock held under the ESOP for which certain individuals in this group serve as members of the ESOP Committee or as an ESOP Trustee.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     The Common Stock of the Company is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. The executive officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the Securities and Exchange Commission disclosing changes in beneficial ownership of the Common Stock. Based solely on the Company's review of Forms 3, 4, and 5 filed by executive officers, directors and 10% beneficial owner of Common Stock, no executive officer, director or 10% beneficial owner of Common Stock failed to file such ownership reports on a timely basis during the fiscal year ended September 30, 2005.

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                       PROPOSAL I - ELECTION OF DIRECTORS
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General Information and Nominees

     The Articles of Incorporation require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. Four directors will be elected at the Meeting.

     Henry L. Friedman, Robert Earl Mouton and W. Ross Little, Jr. have been nominated by the Board of Directors to serve as directors. Such nominated individuals are currently members of the Board. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth for the nominees, the directors continuing in office and certain executive officers: name, age, the year he or she first became a director or officer of the Company or the Bank, the expiration date of his or her current term as a director, and the number and percentage of shares of the Common Stock beneficially owned by each as of the Voting Record Date. Each director of the Company is also a member of the Board of Directors of the Bank.


                                                Year First         Current              Shares of             Percent
                                                Elected or         Term to            Common Stock              of
             Name                   Age(1)       Appointed         Expire         Beneficially Owned(2)        Class
             ----                   ---          ---------         ------         ------------------           -----
                                         BOARD NOMINEES FOR TERM TO EXPIRE IN 2008
Henry L. Friedman(3)                  54           1979             2006                27,036(4)              1.18%
Robert Earl Mouton                    70           1989             2006                26,078(5)              1.14%
W. Ross Little, Jr.(3)                53           1981             2006                96,162(6)              4.18%
                                              DIRECTORS CONTINUING IN OFFICE
Christian Olivier, Jr.(3)             94           1993             2006                17,339(7)              0.79%
Patrick O. Little                     49           1989             2007               197,972(8)              8.62%
Donelson T. Caffery, Jr.              55           1994             2007                22,283(9)              0.98%
Robert Judice, Jr.                    60           2002             2007                14,032(10)             0.61%
J.L. Chauvin(3)                       50           2002             2008                42,343(11)             1.82%
Mary Coon Biggs(3)                    63           1982             2008                27,120(12)             1.19%
Thomas F. Kramer                      76           1987             2008                39,030(13)             1.71%
                                                CERTAIN EXECUTIVE OFFICERS
Scott T. Sutton(3)(14)                51           1999              N/A                47,415(15)             2.04%

------------------------
(1)  As of September 30, 2005.
(2) An individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares.
(3) Excludes 14,151 unallocated shares of Common Stock held under the ESOP for which such individual serves as an ESOP Trustee or is a member of the ESOP Committee, and as such maintains shared voting and dispositive power over such shares. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.
(4) Includes 1,120 shares of Common Stock which may be acquired pursuant to the exercise of options. Includes 5,118 shares owned by Mr. Friedman's wife and 1,800 shares held in trust for Mr. Friedman's minor children under the Uniform Gift to Minors Act, which Mr. Friedman may be deemed to beneficially own.
(5) Includes 1,120 shares of Common Stock which may be acquired pursuant to the exercise of options. Includes 3,286 shares held jointly with Mr. Mouton's wife, with whom voting and dispositive power is shared.
(6) Includes 15,049 shares of Common Stock which may be acquired pursuant to the exercise of options. Includes 5,461 shares of Common Stock allocated to Mr. Little under the ESOP.
(7) Includes 1,120 shares of Common Stock which may be acquired pursuant to the exercise of options. Includes 7,854 shares held jointly with Mr. Olivier's wife, with whom voting and dispositive power is shared.
(8) Includes 14,096 shares of Common Stock which may be acquired pursuant to the exercise of options. Includes 14,743 shares owned by Mr. Little's wife and 23,260 shares held in trust for Mr. Little's minor children, which Mr. Little may be deemed to beneficially own. Includes 21,626 shares of Common Stock allocated to Mr. Little under the ESOP.
(9) Includes 1,120 shares of Common Stock which may be acquired pursuant to the exercise of options. Includes 1,541 shares held in trust for Mr. Caffery's children, which Mr. Caffery may be deemed to beneficially own.
(10) Includes 7,617 shares of Common Stock which may be acquired pursuant to the exercise of options.
(11) Includes 15,049 shares of Common Stock which may be acquired pursuant to the exercise of options. Includes 4,000 shares held jointly with Mr. Chauvin's wife, with whom voting and dispositive power is shared. Includes 10,896 shares of Common Stock allocated to Mr. Chauvin under the ESOP.
(12) Includes 1,120 shares of Common Stock which may be acquired pursuant to the exercise of options. Includes 10,200 shares held jointly with Mrs. Biggs' husband, with whom voting and dispositive power is shared.
(13) Includes 1,120 shares of Common Stock which may be acquired pursuant to the exercise of options. Includes 6,000 shares owned by Dr. Kramer's wife, which Dr. Kramer may be deemed to beneficially own.
(14) Mr. Sutton is Senior Vice President of Operations and Retail of the Bank and serves as Assistant Secretary of the Company.
(15) Includes 42,437 shares of Common Stock which Mr. Sutton may acquire pursuant to the exercise of options. Includes 1,977 shares of Common Stock allocated to Mr. Sutton under the ESOP.

Biographical Information

     The business experience of each nominee, director and executive officer of the Company is set forth below. All persons have held their present positions for five years unless otherwise stated.

     Board Nominees

     Henry L. Friedman is currently president of both Meyer's Shoe Stores, Inc., Franklin, Louisiana and H. & L. Realty Company, Inc., Franklin, Louisiana. Mr. Friedman is also Chairman of the Franklin City Planning Commission, and he is a member and past president of both the St. Mary Chamber of Commerce and the Rotary Club of Franklin.

     Robert Earl Mouton retired from the Bank on December 1, 2001 where he was employed since 1983 and served as Executive Vice President since 1985. Mr. Mouton is also a past president of the Beaver Club of Lafayette.

     W. Ross Little, Jr. was appointed Marketing Director and Secretary of the Company in June 1995 and January 1996, respectively, and was elected to the Board of Directors of the Bank in August 1999. W. Ross Little, Jr. served as a practicing attorney in Lafayette Parish from 1990 to 1994. He previously served as Secretary of the Bank from August 1979 to November 1995 and Treasurer of the Bank from January 1980 to November 1994. He is the brother of Patrick O. Little.

     Directors Continuing In Office

     Christian L. Olivier, Jr. is a retired general manager of a retail department store in Houma, Louisiana. He serves as President of the Terrebonne Historical and Cultural Society. Mr. Olivier served as Chairman of the Board of Community Homestead Association prior to its merger with Teche Federal. Mr. Olivier has retired from the Board of Directors effective as of December 31, 2005 and was appointed a Director Emeritus effective as of January 1, 2006.

     Patrick O. Little is the Chairman, President and Chief Executive Officer of the Company and the Bank and has been employed by the Bank since 1980. Mr. Little has served as President of the Bank since January 1991 and as Chairman of the Bank since 1999. Mr. Little is the brother of W. Ross Little, Jr.

     Donelson T. Caffery, Jr. is president and owner of Columbia Chevrolet & Toyota, Franklin, Louisiana. He is also a trustee of the St. Mary Parish Library Board of Control. He is a former member of the vestry of the St. Mary's Episcopal Church, past board member of the West St. Mary Chamber of Commerce, past president of the St. Mary Chapter of the Landmark Society, past board
member  of  the  Rotary  club  of  Franklin  and  a  member  of  various   trade
organizations.

     Robert Judice, Jr. is the president of Frank Martin Farms, Inc., a 2,000 acre sugarcane farming operation located in Centerville, Louisiana. He serves on the boards of directors of the American Sugar Cane League and the St. Mary Parish Farm Bureau and acts as Sugar Cane Festival director for St. Mary Parish. Prior to his appointment as a director of the Company in March 2002, Mr. Judice was a member of the Bank's advisory board for twenty years.

     J. L. Chauvin has served as Treasurer of the Company since its incorporation in December 1994 and as a director since March 2002. Mr. Chauvin has been employed by the Bank since 1983 and was promoted to Treasurer in November of 1994 and to Senior Vice President in January of 1999. Mr. Chauvin is a member of the Louisiana Society and American Institute of Certified Public Accountants.

     Mary Coon Biggs is a senior partner of the law firm Biggs, Supple, Cremaldi & Curet, L.L.P. See "-- Certain Relationships and Related Transactions." Mrs. Biggs has been associated with the firm or its predecessors since 1969 and has been a partner since 1975. Mrs. Biggs is a member of various professional, civic, historical and cultural organizations.

     Thomas F. Kramer, M.D. retired from his medical practice in 1993. He was a specialist in obstetrics and gynecology and is a member of various medical organizations. Dr. Kramer is a member and past president of the St. Mary Chapter of the Louisiana Landmark Society and an officer of the Rotary Club of Franklin. He served for twelve years on the Council of the Shadows on the Teche, a property of the National Trust for Historic Preservation. He has received the distinguished service award from the Boy Scouts of America and in 1994 was the recipient of the Golden Service Award of the West St. Mary Chamber of Commerce.

     Certain Executive Officers

     Scott T. Sutton is the Senior Vice President of Operations of the Bank and has been employed by the Bank since 1999. Mr. Sutton has been in the banking industry since 1972 and has been responsible for bank operations and retail functions in both large and small financial institutions. He is active in civic and community organizations in Iberia Parish, having served as past chairman of the Greater Iberia Chamber of Commerce and chairman of the United Way of Iberia, Inc. Mr. Sutton is currently serving as president of

Southern Mutual Financial Services, which is a certified community development financial institution, or CDFI.

Meetings and Committees of the Board of Directors

     The Company's Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended September 30, 2005, the Board of Directors held 12 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees listed below on which such director served during the fiscal year ended September 30, 2005.

     The Audit Committee, a standing committee, is comprised of Directors Kramer, Friedman, Olivier, Caffery and Mouton. The Board of Directors has determined that Mr. Caffery is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the rules of the American Stock Exchange. The Audit Committee recommends engagement of independent auditors, receives the internal and independent audit reports and recommends appropriate action. The Audit Committee met seven times during the fiscal year ended September 30, 2005.

     The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee appeared as an appendix to the Company's proxy statement for the 2005 annual meeting.

Report of the Audit Committee

     For the fiscal year ended September 30, 2005, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Dixon Hughes PLLC ("Dixon Hughes"), all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Dixon Hughes disclosures regarding the independence of Dixon Hughes as required by Independence Standards Board Standard No. 1 and discussed with them the independence of Dixon Hughes. Based on its foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2005.

           Audit Committee:
                    Dr. Thomas F. Kramer
                    Henry L. Friedman
                    Christian L. Olivier, Jr.
                    Donelson T. Caffery, Jr.
                    Robert Earl Mouton

Principal Accounting Fees and Services

     Effective July 30, 2002, the Securities and Exchange Act of 1934 was amended by the Sarbanes-Oxley Act of 2002 to require all auditing services and non-audit services provided by an issuer's independent auditor to be approved by the issuer's audit committee prior to such services being rendered or to be approved pursuant to pre-approval policies and procedures established by the issuer's audit committee. The Company's Audit Committee has not established pre-approval procedures and instead specifically approves each service prior to the engagement of the auditor for all audit and non-audit services.

     All of the services listed below for 2005 and 2004 were approved by the Audit Committee prior to the service being rendered. There were no services that were not recognized to be non-audit services at the time of engagement that were approved after the fact.

     Audit Fees. The aggregate fees billed or expected to be billed by the Company's independent auditors for professional services rendered for the audit of the Company's annual financial statements, the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q and services that are normally provided by independent auditors in connection with statutory and regulatory filings and engagements for the fiscal years ended September 30, 2005 and 2004 were $113,591 and $103,500, respectively.

     Audit Related Fees. The aggregate fees billed or expected to be billed by the Company's independent auditors for assurance and related services related to the audit of the annual financial statements and to the review of the quarterly financial statements for the fiscal year ended September 30, 2005 were $28,400 to the Company's current independent auditors and $18,000 to the Company's former independent auditors, and for the fiscal year ended September 30, 2004 was $4,000. The audit related services principally consisted of audits of the Company's employee stock ownership plan and subsidiaries, merger and acquisition due diligence and accounting consultations.

     Tax Fees. The aggregate fees billed or expected to be billed by the Company's independent auditors for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended September 30, 2005 and 2004 were $15,000 and $24,525, respectively. Such tax-related services principally consisted of tax return preparation and consultation regarding the Company's stock option plan.

     All Other Fees. The aggregate fees billed or expected to be billed by the Company's independent auditors for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" totaled $0 for each of the fiscal years ended September 30, 2005 and 2004.

Director Nomination Process

     The Nominating Committee, a standing committee, is comprised of Directors Caffery, Friedman and Judice. The Nominating Committee recommends to the full Board of Directors persons for selection as the Board's nominees for election as directors. The Committee met one time during the fiscal year ended September 30, 2005. As defined by the rules of the American Stock Exchange, each member of the committee is an independent director. The responsibilities of the members of the Nominating Committee are set forth in a charter, a copy of which appeared as an appendix to the Company's proxy statement for the 2005 annual meeting.

     The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential nominees of the Board includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Teche Federal Bank. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting nominees of the Board for election as directors. In the Board's selection of nominees of the Board, there is no difference in the manner of evaluation of potential nominees who have been recommended by directors or officers of the Company and the Bank versus evaluation of potential nominees who have been recommended by stockholders.

     To be considered in the Board's selection of nominees of the Board, recommendations from stockholders must be received by the Company in writing by at least 60 days prior to the date the immediately preceding annual meeting of stockholders of the Company. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. Persons recommended for consideration as nominees of the Board should meet the director qualification requirements set forth in Article III, Section 3 of the Company's Bylaws, which require that (i) directors must be stockholders of the Company, beneficially owning at least 100 shares; (ii) directors must be residents of Louisiana. The Board also believes nominees should be persons with excellent decision-making ability, business experience, personal integrity and reputation who are knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

Stockholder Communications

     The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board of Directors does not have a formal written policy regarding director attendance at annual meetings. However, the Board encourages directors to attend all annual meetings. All of the Board's members attended the 2005 annual meeting of stockholders.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

     Director Fees. Non-employee directors of the Company and Bank receive director fees of $500 and $700 per month, respectively. During fiscal year 2005 each non-employee member of the Board of Directors also received a fee of $100 per committee meeting attended. For the fiscal year ended September 30, 2005, total fees paid by the Company and the Bank to directors were $105,400.

     Stock Awards. During the fiscal year ended September 30, 2005, there were no new awards of stock options or restricted stock grants to any director for services provided as a director.

Executive Compensation

     Summary Compensation Table. The following table sets forth the compensation paid to the Company's chief executive officer and the two other executive officers of the Company during the three fiscal years ended September 30, 2005, who received cash compensation in excess of $100,000 during the fiscal year ended September 30, 2005. All compensation paid to directors, officers and employees is paid by the Bank. No other executive officer received cash compensation in excess of $100,000 during the fiscal year ended September 30, 2005.

                                                  Annual                     Long-Term
                                              Compensation(1)             Compensation Awards
                                              ---------------          --------------------------
                                                                       Restricted      Securities
Name and                                                                 Stock         Underlying          All Other
Principal Position              Year        Salary       Bonus(2)        Award          Options#         Compensation
------------------              ----        ------       --------        -----          --------         ------------
Patrick O. Little               2005          $226,705      $45,582   $216,000(3)           -              $33,340(4)
President and CEO               2004           200,501       42,396        -                -               49,128
                                2003           175,000       33,976     48,888(3)         7,000             70,148

Scott T. Sutton                 2005          $119,236      $19,781        -              9,000            $ 9,727(5)
Senior Vice President           2004           107,940       18,452        -                -                8,430
                                2003           100,863       19,591        -              4,600             16,934

J. L. Chauvin                   2005          $108,002      $17,801        -              9,000            $17,242(6)
Senior Vice President           2004            96,624       16,262        -                -               25,171
and Chief Financial             2003            88,465       17,535        -              4,600             36,139
Officer
W. Ross Little, Jr.             2005           $87,456      $14,019        -              9,000            $12,747(7)
Senior Vice President           2004            76,985       11,588        -                -               14,240
and Secretary                   2003            60,276       11,151        -              4,600             22,074

---------------------------
(1)  All compensation set forth in the table was paid by the Bank.
(2)  Payments made pursuant to Bank's Incentive Bonus Plan.
(3) For 2005, represents the award of 6,000 shares of common stock under the Teche Holding Company 2001 Stock-Based Incentive Plan, based upon the market value on July 27, 2005, the date of the award. This award vests at the rate of one-fifth per year, beginning on the date of the award. For 2003, represents the award of 1,400 shares of common stock under the Teche Holding Company 2001 Stock-Based Incentive Plan, based upon the market value of the stock on September 24, 2003, the date of the award. This award vests at the rate of one-fifth per year, beginning on the first anniversary of the date of the award. Dividend rights associated with the restricted stock are accrued and held in arrears to be paid at the time the shares vest. Valued based on the market value as of September 30, 2005 of $38.87 per share.
(4) Includes 807 shares of Common Stock allocated under the ESOP as of September 30, 2005 with a market value as of September 30, 2005 of $38.87 per share.
(5) Includes 250 shares of Common Stock allocated under the ESOP as of September 30, 2005 with a market value as of September 30, 2005 of $38.87 per share.
(6) Includes 444 shares of Common Stock allocated under the ESOP as of September 30, 2005 with a market value as of September 30, 2005 of $38.87 per share.
(7) Includes 277 shares of Common Stock allocated under the ESOP as of September 30, 2005 with a market value as of September 30, 2005 of $38.87 per share.

     Employment and Change in Control Agreements. The Bank is party to an employment agreement with Patrick O. Little, President and Chief Executive Officer of the Bank ("Agreement"). The Agreement has a term of three years. Mr. Little's base compensation under the agreement is currently $236,000. The Agreement provides a disability benefit of 100% of compensation for a period of one year and 65% thereafter for the remaining term of the Agreement reduced by other disability benefits furnished by the Bank. The Agreement may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Little without just cause, Mr. Little will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. In the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, Mr. Little will be paid a lump sum amount equal to 2.999 times his five-year average annual taxable compensation. If a change in control had occurred at September 30, 2005, Mr. Little would have been entitled to a lump sum payment of approximately $1,412,794 if he were terminated in connection with such change in control. The aggregate payments under such provision would be an expense to the Bank, thereby reducing net income and the Bank's capital by that amount. The Agreement is renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. In addition, the Bank has

Change in Control Agreements with Scott Sutton, Senior Vice President, J. L. Chauvin, Senior Vice President and Treasurer, and W. Ross Little, Jr., Senior Vice President and Secretary, which would pay severance benefits of approximately $475,571,$345,744 and $279,603, respectively, upon a termination of employment in connection with a change in control.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Bank during the fiscal year ended September 30, 2005 consisted of Directors Caffery, Kramer and Friedman.

Report of the Compensation Committee on Executive Compensation

     2005 Report of the Compensation Committee on Executive Compensation

     The Bank Compensation Committee meets annually to review compensation paid to the chief executive officer. The Committee reviews published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable stockholder institutions in and around the Bank's market areas, including institutions with total assets of between $300 million and $1.0 billion. Although the Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Bank, the Committee does consider the overall profitability of the Bank when making these decisions. The Compensation Committee has the following goals for compensation programs impacting the executive officers of the Company and the Bank:

o to provide motivation for the executive officers to enhance stockholder value by linking their compensation to the future value of the Company's stock;
o to retain the executive officers who have led the Company to build its existing market franchise and to allow the Bank to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and
o to maintain reasonable fixed compensation costs by targeting base salaries at a competitive average.

     During the fiscal year ended September 30, 2005, Patrick O. Little, President and CEO received an increase in his base salary from $220,000 to $236,000 due to his continued leadership in the management of the Company and the Bank. Also considered were the salaries of SVP/Operations, SVP/Chief Financial Officer and SVP/ Sales and Marketing. Scott Sutton, SVP/Operations received a salary increase from $116,000 to $122,987 annually. J.L. Chauvin, SVP/Chief Financial Officer received a salary increase from $104,500 to $110,758 annually. W. Ross Little, Jr., SVP/Marketing and Sales received a salary increase from $84,700 to $89,289 annually. All increases are effective October 29, 2005. The Committee will consider the annual compensation paid to the presidents and chief executive officers of publicly owned financial institutions nationally, in the State of Louisiana and surrounding Southwestern states with assets of between $500 million and $1.0 billion and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the president and chief executive officers in the future.

            Compensation Committee:
                     Thomas F. Kramer
                     Henry L. Friedman
                     Donelson T. Caffery, Jr.

Other Compensation

     Stock Option Plans. The tables set forth below present information regarding previously granted options and options granted during the fiscal year ended September 30, 2005.

                                              OPTION GRANTS IN LAST FISCAL YEAR
                                                                                                Potential Realizable Value
                                                                                                at Assumed Annual Rates of
                                                                                                 Stock Price Appreciation
                                                 Individual Grants                                  for Option Term(1)
                          --------------------------------------------------------------        ---------------------------
                             # of           % of Total
                          Securities          Options
                          Underlying        Granted to         Exercise
                           Options         Employees in         Price         Expiration
Name                      Granted(#)        Fiscal Year         ($/Sh)           Date              5%               10%
----                      ----------        -----------         ------           ----             ----             ----
Patrick O. Little             -                  -                -               -                -                 -
Scott  T. Sutton            2,000              1.92%            $39.00        11/17/2014        $ 49,054         $ 98,108
                            7,000              6.73%            $36.00        7/27/2015         $158,481         $316,963
J.L. Chauvin                2,000              1.92%            $39.00        11/17/2014        $ 49,054         $ 98,108
                            7,000              6.73%            $36.00        7/27/2015         $158,481         $316,963
W. Ross Little, Jr.         2,000              1.92%            $39.00        11/17/2014        $ 49,054         $ 98,108
                            7,000              6.73%            $36.00        7/27/2015         $158,481         $316,963

-----------------------
(1) The amounts represent certain assumed rates of appreciation only over a ten-year period. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amount reflected in the table will be achieved. No Stock Appreciation Rights ("SARs") were awarded.

                                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                           AND FY-END OPTION/SAR VALUES

                                                                 Number of Securities             Value of Unexercised
                                                                Underlying Unexercised                in-the-Money
                                                                     Options/SARs                    Options/SARs at
                            Options            Value            at Fiscal Year-End (#)             Fiscal Year-End ($)
        Name             Exercised (#)      Realized ($)      Exercisable/Unexercisable         Exercisable/Unexercisable
        ----             -------------      ------------      -------------------------         -------------------------

Patrick O. Little            31,800          $1,231,455              10,135/5,711                   $189,745/$99,638
Scott T. Sutton                -                   -                 41,782/2,500                   $734,736/$25,104
J.L. Chauvin                  3,979             $91,129              13,574/3,325                    $93,986/$41,904
W. Ross Little, Jr.          21,882            $543,405              13,574/3,325                    $93,986/$41,904


                      LONG-TERM INCENTIVE PLAN AWARDS IN
                               LAST FISCAL YEAR

                                Number of Shares,      Performance or Other
                                 Units, or Other           Period Until
     Name                        Rights (#)(1)         Maturation or Payout
--------------                  ---------------        --------------------
Patrick O. Little                    1,500                   9/04-9/07
Scott T. Sutton                       500                    9/04-9/07
J.L. Chauvin                          500                    9/04-9/07
W. Ross Little, Jr.                   500                    9/04-9/07
---------------
(1) Such award of shares of Common Stock shall vest as of September 30, 2007, based upon achievement of specified level of Company three year cumulative Return on Equity Ratio ("ROE"); 3 year ROE of less than 23% - 0% vesting; 23-26% - 50% vesting; 26.01-28% - 75% vesting;
     28.01-32% - 100% vesting; 32.01% or more - 150% of the award shall vest.

     Pension Plan. The Bank is a participating employer in a multiple-employer pension plan sponsored by the Financial Institutions Retirement Fund (the "Pension Plan"). All full-time employees of the Bank are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years service or when the normal retirement age of 65 is attained. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     The Pension Plan provides for monthly payments to each participating employee at normal retirement age. The annual benefit payable under the Pension Plan is equal to 2% of the average annual salary (excluding overtime and bonuses) received during benefits service multiplied by the number of years of credited service. A participant who is vested in the Pension Plan may take an early retirement and elect to receive a reduced monthly benefit beginning as early as age 45. The Pension Plan also provides for payments in the event of disability or death. At September 30, 2005, Patrick Little, Scott T. Sutton, J.L. Chauvin and W. Ross Little, Jr., had 23 years, 5 years, 21 years and 24 years, respectively, of credited service under the Pension Plan. Total Bank pension expense for each of fiscal years 2005, 2004 and 2003, amounted to $66,000, $166,500 and$70,800, respectively. Credit of service under the Pension Plan was frozen as of July 1, 2004, and no additional benefits shall be accrued under the Pension Plan following such date.

     The following table shows the estimated annual benefits payable under the Pension Plan based on the respective employee's years of benefit service and applicable average annual salary, as calculated under the Pension Plan. Benefits under the Pension Plan are not subject to offset for Social Security benefits.

                                                                     Years of Benefit Service
                                            ---------------------------------------------------------------------
                                                15              20            25             30             35
                                             -------         -------        -------        -------        -------

$20,000.............................         $ 6,000         $ 8,000        $10,000        $12,000       $ 14,000
 40,000.............................          12,000          16,000         20,000         24,000         28,000
 60,000.............................          18,000          24,000         30,000         36,000         42,000
 80,000.............................          24,000          32,000         40,000         48,000         56,000
100,000.............................          30,000          40,000         50,000         60,000         70,000
120,000.............................          36,000          48,000         60,000         72,000         84,000
150,000.............................          45,000          60,000         75,000         90,000        105,000
160,000.............................          48,000          64,000         80,000         96,000        112,000
170,000.............................          51,000          68,000         85,000        102,000        119,000
200,000.............................          60,000          80,000        100,500        120,000        140,000

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     Set forth below is a performance graph for the Common Stock for the five fiscal years ended September 30, 2005. The performance graph, as prepared for the Company by Zacks Investment Research Inc., compares the cumulative total return on the Common Stock with (i) the AMEX Composite, which takes into account the cumulative total return on stocks included in the American Stock Exchange, Inc. ("AMEX"), and (ii) the SIC Industry Index, which takes into account the cumulative total return on the stocks of companies with the same SIC code as the Company. Comparison with the AMEX Composite, and the SIC Industry Index assumes the investment of $100 as of September 30, 2000. The cumulative total return for the indices and for the Company is computed with the reinvestment of dividends at the frequency with which dividends, if any, were paid during the period.

     There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.







                               [GRAPHIC OMITTED]




==============================================================================================================
                                 9/30/00       9/29/01      9/28/02       9/30/03       9/30/04        9/30/05
--------------------------------------------------------------------------------------------------------------
Teche Holding Company            $100.00       $144.78      $190.75       $281.59       $323.93        $322.79
--------------------------------------------------------------------------------------------------------------
SIC Industry Index               $100.00        $86.73       $90.74       $111.77       $147.43        $206.94
--------------------------------------------------------------------------------------------------------------
AMEX Composite                   $100.00       $133.41      $128.68       $174.29       $199.79        $209.64
==============================================================================================================

--------------------------------------------------------------------------------
                PROPOSAL II - RATIFICATION OF INDEPENDENT AUDITOR
--------------------------------------------------------------------------------

     On May 18, 2005, the Audit Committee of the Registrant's Board of Directors approved the dismissal of Deloitte & Touche LLP ("Deloitte") as the Registrant's independent certifying accountant. The Audit Committee's decision was ratified by the Board of Directors as a whole.

     Deloitte's reports on the Registrant's consolidated financial statements for the fiscal years ended September 30, 2004 and 2003, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with audits of the fiscal years ended September 30, 2004 and 2003, and review of financial statements for the quarters ended December 31, 2004 and March 31, 2005, there were no disagreements or reportable events between the Registrant and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports.

     Effective May 18, 2005, the Registrant selected Dixon Hughes PLLC as its new independent certifying accountant. During the two most recent fiscal years and the subsequent interim period to the date hereof, the Registrant did not consult with Dixon Hughes PLLC regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

     Dixon Hughes PLLC was the Company's independent auditor for the 2005 fiscal year. The Board of Directors has approved the selection of Dixon Hughes as its auditor for the 2006 fiscal year, subject to ratification by the Company's stockholders. A representative of Dixon Hughes is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

     Ratification of the appointment of the auditor requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Dixon Hughes PLLC as the Company's auditor for the 2006 fiscal year.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

     Except as indicated below, no directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Company or any subsidiary involving more than $60,000 during the fiscal year ended September 30, 2005. Furthermore, the Company had no "interlocking" relationships existing during the fiscal year ended September 30, 2005 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Company's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors.

     Director Mary Coon Biggs is a senior partner in the law firm Biggs, Supple, Cremaldi & Curet, L.L.P. located in Franklin, Louisiana. Biggs, Supple, Cremaldi & Curet, L.L.P. has rendered to the Bank a variety of legal services, primarily in connection with ordinary and foreclosure proceedings; commercial law matters; title examinations; document preparation; and correspondence with auditors. During the fiscal years ended September 30, 2005 and 2004, Biggs, Supple, Cremaldi & Curet, L.L.P. received approximately $116,000 and $81,000, respectively, in fees for all legal services rendered to the Bank.

     The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. All loans to executive officers and directors of the Company have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility nor present other unfavorable features. All loans by the Bank to directors and executive officers of the Company are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank.

--------------------------------------------------------------------------------
                     ANNUAL REPORTS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2005 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, Teche Holding Company, 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana 70560.

     The Company's Annual Report to Stockholders, including financial statements, will be mailed with this Proxy Statement on December 28, 2005 to all stockholders of record as of the close of business on December 13, 2005. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. The cost of soliciting proxies will be borne by the Company.

--------------------------------------------------------------------------------
                      STOCKHOLDER PROPOSALS AND NOMINATIONS
--------------------------------------------------------------------------------

     In order to be considered for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana 70560, no later than August 23, 2006. Any such proposal shall be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

     Under the Company's Articles of Incorporation, stockholder proposals that are not included in the Company's proxy materials for next year's Annual Meeting of Stockholders, will only be eligible for presentation at the meeting if the stockholder submits notice of the proposal to the Company at the above address by November 24, 2006. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's Articles of Incorporation in order to be considered at next year's meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/W. Ross Little, Jr.

                                       W. Ross Little, Jr.
                                       Secretary








New Iberia, Louisiana
December 28, 2005

--------------------------------------------------------------------------------
                              TECHE HOLDING COMPANY
                        1120 JEFFERSON TERRACE BOULEVARD
                           NEW IBERIA, LOUISIANA 70560
                                 (337) 560-7151
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 25, 2006
--------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors of Teche Holding Company (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the office of Teche Federal Bank located at 1120 Jefferson Terrace, New Iberia, Louisiana on January 25, 2006, at 10:30 a.m. and at any and all adjournments thereof, in the following manner:

                                                      FOR            WITHHELD

1.   The election as director of all nominees
     listed below with terms to expire in 2009        |_|               |_|

     Henry L. Friedman
     Robert Earl Mouton
     W. Ross Little, Jr.

     INSTRUCTIONS:  To withhold your vote for any individual nominee, insert the
     ------------
     nominee's name on the line provided below.




2.   The ratification of the appointment of        FOR     AGAINST     ABSTAIN
                                                   ---     -------     -------
     Dixon Hughes PLLC as independent
     auditors of Teche Holding Company, for
     the fiscal year ending September 30, 2006.    |_|       |_|          |_|

     In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of  Directors  recommends  a vote  "FOR" all of the above  listed
                                                   ---
propositions.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 28, 2005 and the 2005 Annual Report to Stockholders.


                                                 Please check here if you
Dated:                     ,                |_|  plan to attend the Meeting.
       --------------------  -----



-------------------------------------      -------------------------------------
PRINT NAME OF STOCKHOLDER                  PRINT NAME OF STOCKHOLDER


-------------------------------------      -------------------------------------
SIGNATURE OF STOCKHOLDER                   SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------